[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]


                                   June 4, 1998



E.I.I. Realty Securities Trust
667 Madison Avenue, 16th Floor
New York, New York  10021

                   Re: E.I.I. Realty Securities Trust
                       File No. 333-45959
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Gentlemen:

         We hereby consent to the reference to our firm as counsel in this Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A.

                                Very truly yours,



                                /s/Kramer, Levin, Naftalis & Frankel
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